Exhibit 10.1

Ethanex Energy, Inc.

Omnibus Equity Incentive Plan

1.   Purpose. The purpose of the Ethanex Energy, Inc. Omnibus Equity Incentive Plan (the “Plan”) is to further the long term stability and financial success of Ethanex Energy, Inc. (the “Company”) by retaining and attracting key employees, non-employee directors and consultants of the Company and its affiliates, through the use of equity incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees, consultants and directors upon whose efforts, interest and judgment the Company is and will be largely dependent for success. It is also believed that Incentive Awards granted to employees and directors under this Plan will strengthen their desire to remain with the Company and will further identify their interests with the interests of the Company’s stockholders. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3.

2.   Definitions. As used in the Plan, the following terms have the meanings indicated:

(a)  “Act” means the Securities Exchange Act of 1934, as amended.

(b)  “Applicable Withholding Taxes” means the minimum aggregate amount of federal, state and local income and payroll taxes that the Company is required by applicable law to withhold in connection with any Incentive Award.

(c)  “Board” means the board of directors of the Company.

(d)  “Cause” shall have the same meaning given to such term (or other term of similar meaning) in an employment agreement, if any, between the Company and the Participant for purposes of termination of employment under such agreement, and in the absence of any such agreement or if such agreement does not include a definition of “Cause” (or other term of similar meaning), the term “Cause” shall mean (i) any material breach by the Participant of any agreement to which the Participant and the Company or an affiliate are parties, (ii) any continuing act or omission to act by the Participant which may have a material and adverse effect on the Company’s business or on the Participant’s ability to perform services for the Company or an affiliate, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or an affiliate.

(e)  “Change of Control” and “Change in Control” both mean, unless such term or an equivalent term is otherwise defined with respect to an award by the Participant’s award agreement, any Employment Agreement or in a written contract of service, the occurrence of any of the following:

(i)  any “person” (as such term is used in Sections 13(d) and 14(d) of the Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Board members (“Directors”); provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)  an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2(t)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)  a liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section in which a majority of the Directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(f)  “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor or replacement provision of the Code.

(g)  “Committee” means the committee appointed by the Board (as described in Section 14), or the entire Board if no committee is appointed.

(h)  “Company” means Ethanex Energy, Inc.

(i)  “Company Stock” means the common Stock, par value $0.001 per share, of the Company. In the event of a change in the capital structure of the Company the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(j)  “Consultant” means any individual, including an advisor, engaged by the Company (or a Parent or Subsidiary of the Company) to render consulting or advisory services and who is compensated for such services.

(k)  “Date of Grant” means the date on which an Incentive Award is granted by the Committee or such later date specified by the Committee as the date as of which the grant of the Incentive Award is to be effective.

(l)  “Disability” or “Disabled” means, a disability within the meaning of Code Section 22(e)(3).

(m)  “Employee” means an individual employed by the Company or the Parent or a Subsidiary of the Company.

(n)  “Fair Market Value” means, on any given date the fair market value of Company Stock as of such date, as determined by the Committee in good faith. If the Company Stock is listed on a national securities exchange or traded on the over-the-counter market, Fair Market Value means the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Company Stock quoted on such exchange, or on the over-the-counter market as reported by the NASDAQ Stock Market (“NASDAQ”) or the Over-the-Counter Bulletin Board (“OTCBB”), or if the Company Stock is not listed on NASDAQ or quoted on the OTCBB, then by the National Quotation Bureau, Incorporated, on the day immediately preceding the day on which the award is granted or exercised, as the case may be, or, if there is no selling or bid price on that day, the closing selling price, closing bid price, or high bid price on the most recent day which precedes that day and for which such prices are available.

(o)  “Incentive Award” means, collectively, an award of Restricted Stock or an Option granted under the Plan.

(p)  “Mature Shares” means Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

(q)  “Non-Employee Director” means a member of the Board who is not an Employee of the Company or the Parent or a Subsidiary of the Company.

(r)  “Nonstatutory Share Option” means an Option which does not meet the requirements for a statutory share option under Code Section 422, or even if meeting the requirements of Code Section 422 is not intended to be a statutory share option.

(s)  “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(t)  “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(u)  “Parent” means, with respect to any corporation, a parent of that corporation within the meaning of Code Section 424(e).

(v)  “Participant” means an Employee, Non-Employee Director or consultant who receives an Incentive Award under the Plan.

(w)  “Publicly Traded” means a registration statement with respect to Company Stock that was filed by the Company with the Securities and Exchange Commission has become effective.

(x)  “Restricted Stock” means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

(y)  “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendment to Rule 16b-3 enacted after the effective date of the Plan’s adoption. The provisions of the Plan relating to Rule 16b-3 shall be applicable only if the Company Stock becomes Publicly Traded.

(z)  “Subsidiary” means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code Section 424(f).

(aa)  “10% Stockholder” means a person who owns, directly or indirectly, shares possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of capital stock or the combined voting power of all classes of capital stock shall be determined in accordance with Code Section 424(d).

(bb)  “Taxable Year” means the fiscal period used by the Company for reporting taxes on income under the Code.

3.   General. Incentive Awards may be granted under the Plan in the form of: Restricted Stock and Nonstatutory Stock Options.

4.   Stock Reserved. Subject to Section 13 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 7,500,000 shares of Company Stock, which shall be authorized but unissued shares. Shares allocable to Incentive Awards or portions thereof granted under the Plan that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan. The Committee is expressly authorized to make an Incentive Award to a Participant conditioned upon the surrender for cancellation of an existing Incentive Award. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall include the number of shares under an Incentive Award surrendered by a Participant or retained by the Company in payment of Applicable Withholding Taxes.

5.   Eligibility.

(a)  Any Employee, Non-Employee Director or Consultant of the Company (or Parent or Subsidiary of the Company) who, in the judgment of the Committee has contributed or can be expected to contribute to the profits or growth of the Company (or Parent or Subsidiary of the Company) shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 14, to select eligible Employees to receive Incentive Awards and to determine for each Employee the terms and conditions, the nature of the award and the number of shares to be allocated to each Employee as part of each Incentive Award. Both the Board and the Committee shall have the power and complete discretion, as provided in Section 14, to select eligible Non-Employee Directors and Consultants to receive Incentive Awards and to determine for each Non-Employee Director or Consultant the nature of the award and the terms and conditions of each Incentive Award.

(b)  The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay an Employee, Non-Employee Director or Consultant any particular amount of remuneration, to continue the employment of the Employee after the grant or to make further grants to the Employee, Non-Employee Director or Consultant at any time thereafter.

(c)  Anything to the contrary notwithstanding, any recipient of an Incentive Award under the Plan must be includable in the definition of “employee” provided in the general instructions to Form S-8 Registration Statement under the Securities Act of 1933, as amended.

6.   Restricted Stock Awards.

(a)  The Committee may make grants of Restricted Stock to Participants. Whenever the Committee deems it appropriate to grant Restricted Stock, written or electronic notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock are subject. This notice, when accepted in writing by the Participant shall become an award agreement between the Company and the Participant and certificates representing the shares shall be issued and, unless otherwise provided in the award agreement, delivered to the Participant.

(b)  No Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant’s award agreement (which may include rights of repurchase) have lapsed or been removed pursuant to paragraph (d) or (e) below.

(c)  Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a stockholder with respect to such Restricted Stock, including, but not limited to, the right to vote such Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s award agreement. Any dividends or other distributions on Restricted Stock shall be paid no later than the end of the calendar year in which the dividends or other distributions are paid to stockholders of that class of Company Stock or, if later, the fifteenth day of the third month following the date on which the dividends or other distributions are paid to stockholders of that class.

(d)  The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.

(e)  Notwithstanding the provisions of paragraph (b) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

(f)  Each Employee shall agree at the time his or her shares of Restricted Stock are granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no Company Stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the grant so provides, the Employee may elect to (i) deliver Mature Shares or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes.

7.   Stock Options.

(a)  Whenever the Committee deems it appropriate to grant Options, written or electronic notice shall be given to the eligible person stating the number of shares for which Options are granted and the Option price per share. All Options shall be Nonstatutory Stock Options, regardless as to whether or not they satisfy the conditions for incentive stock option treatment under Code Section 422 and the regulations thereunder. This notice, when duly accepted in writing by the Participant, shall become an award agreement between the Company and the Participant.

(b)  The exercise price of Company Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant and shall never become less than 100% of the Fair Market Value of such shares on the Date of Grant.

(c)  Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s award agreement.

(d)  The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the award agreement.

8.   Method of Exercise of Options.

(a)  Options may be exercised by the Participant by giving written or electronic notice (as specified by the Committee) of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option, or the Committee by separate action, so permits, the Participant may (i) deliver Mature Shares (valued at their Fair Market Value on the date of exercise) in satisfaction of all or part of the exercise price, (ii) have the Company retain that number of shares of Company Stock (valued at their Fair Market Value on the date of exercise) that would satisfy all or a specified portion of the exercise price or (iii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale of Company Stock, or otherwise, the amount necessary to pay the exercise price and Applicable Withholding Taxes.

(b)  The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant’s investment intent. Until the Participant has made any required payment, including payment of any Applicable Withholding Taxes, and has had issued a certificate for the Company Stock acquired, the Participant shall possess no stockholder rights with respect to the shares.

(c)  Each Participant shall agree as a condition of the exercise of an Option to pay to the Company Applicable Withholding Taxes, or make arrangements satisfactory to the Company regarding the payment to the Company of such amounts. Until Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no Share certificate shall be issued upon the exercise of an Option.

(d)  As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Option agreement so provides, or the Committee by separate action so provides, a Participant may, subject to the provisions set forth below, elect to (i) deliver Mature Shares (valued at their Fair Market Value on the date of exercise) or (ii) have the Company retain that number of shares of Company Stock (valued at their Fair Market Value on the date of exercise) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

(e)  Notwithstanding anything herein to the contrary, if the Company Stock is Publicly Traded, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

9.   Nontransferability of Awards. Options and Restricted Stock shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant.

10.   Material Modification of Options Prohibited.

(a)  Notwithstanding any provision of this Plan or any Option agreement to the contrary, no Modification shall be made in respect to any Option, if such Modification would result in the Option constituting a deferral of compensation or having an additional deferral feature within the meaning of applicable Treasury Regulations under Code Section 409A.

(b)  Subject to Subsection (c), below, a “Modification” for purposes of Subsection (a) shall mean any change in the terms of the Option (or change in the terms of the Plan or applicable Option agreement) that may provide the holder of the Option with a direct or indirect reduction in the exercise price of the Option, or an additional deferral feature, or an extension or renewal of the Option, regardless of whether the holder in fact benefits from the change in terms. An extension of an Option refers to the granting to the holder of an additional period of time within which to exercise the Option beyond the time originally prescribed. A renewal of an Option is the granting by the Company of the same rights or privileges contained in the original Option on the same terms and conditions.

(c)  Notwithstanding Subsection (b), above, it is not a Modification to change the terms of an Option in any of the ways or for any of the purposes specifically described in applicable Treasury Regulations under Code Section 409A as not resulting in a modification, extension or renewal of a stock right, or the granting of a new stock right, for purposes of that section.

11.   Effective Date of the Plan. This Plan shall be effective on December 1, 2006.

12.   Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of the business day that is the day immediately preceding the ten-year anniversary of the effective date (as provided in Section 11). No Incentive Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Incentive Awards as it deems appropriate to ensure compliance with applicable federal or state securities laws or regulations thereunder, or any applicable Nasdaq or other securities exchange listing requirement. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant’s rights under an Incentive Award previously granted to the Participant.

13.   Change in Capital Structure

(a)  Subject to Section 10, above, in the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which the Company is the surviving corporation, reorganization, reincorporation, consolidation, or other change in the Company’s capital stock without the receipt of consideration by the Company (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of Company Stock or preferred stock of the Company), the number and kind of shares or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan pursuant to Section 4, and the exercise price and other terms and relevant provisions of Incentive Awards shall be automatically adjusted by the Committee so as to preserve each Participant’s proportionate interest immediately prior to such event. The determination of the Committee shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Restricted Stock or unexercised Option, the Committee may adjust appropriately the number of shares covered by the Incentive Award so as to eliminate the fractional shares.

(b)  If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

(c)  Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

14.   Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall consist of not less than two members of the Board, who shall be appointed by the Board. Subject to paragraph (d) below, if the Company Stock is Publicly Traded, the Committee shall be the Compensation Committee of the Board unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

(a)  The Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive Incentive Awards and the nature of each Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) the Fair Market Value of Company Stock, (iv) the time or times when an Incentive Award shall be granted, (v) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (vi) when Options may be exercised, (vii) whether a Disability exists, (viii) the manner in which payment will be made upon the exercise of Options, (ix) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted, (x) whether to approve a Participant’s election (A) to deliver Mature Shares to satisfy Applicable Withholding Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Share Option the number of shares necessary to satisfy Applicable Withholding Taxes, (xi) notice provisions relating to the sale of Company Stock acquired under the Plan, (xii) when Incentive Awards may be forfeited or expire, and (xiv) any additional requirements relating to Incentive Awards that the Committee deems appropriate. Subject to Section 10, above, the Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code or Act applicable to the Incentive Award.

(b)  The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c)  A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d)  The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee. If a committee of the Board is appointed to serve as the Committee, such Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(e)  With respect to Non-Employee Directors, the Board or the Committee shall be authorized to make grants of Restricted Stock and Nonstatutory Stock Options in its discretion, provided such grants are made in compliance with other provisions of the Plan. In such case, the Board shall hold the same general and specific authority granted to the Committee under this Section 14 and other provisions of the Plan.

15.   Notice. All notices and other communications required or permitted to be given in writing under this Plan shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company—at its principal business address to the attention of the Chief Financial Officer; (b) if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

16.   Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Company Stock subject to an Incentive Award unless and until such Participation has satisfied all requirements under the terms of the Incentive Award.

17.   No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Incentive Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company (or a Parent or Subsidiary of the Company) in the capacity in effect at the time the Incentive Award was granted or shall affect the right of the Company (or a Parent or Subsidiary of the Company) to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company (or a Parent or Subsidiary of the Company) or (iii) the service of a Non-Employee Director pursuant to the bylaws of the Company (or a Parent or Subsidiary of the Company), and any applicable provisions of the corporate law of the state in which the Company (or a Parent or Subsidiary of the Company) is incorporated, as the case may be.

18.   Options Granted to Non-Exempt Employees. Any Option granted to an Employee who is a nonexempt Employee for purposes of the Fair Labor Standards Act of 1938 (the “FLSA”) shall not be exercisable by the Employee for a period of at least six months after the Date of Grant, to the extent required under the FLSA for such Option to be excluded from the Employee’s “regular rate” (as defined under the FLSA). The Committee may impose such other conditions or limitations on Options granted to nonexempt Employees as it may deem appropriate to qualify such Options for exemption from such Employees’ regular rate under the FLSA.

19.  Interpretation. The terms of the Plan shall be governed by the laws of New York, without regard to the conflict of law provisions of any jurisdiction. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect.

IN WITNESS WHEREOF, this instrument has been executed this 1st day of December, 2006.

Ethanex Energy, Inc.

By:	/s/ Albert W. Knapp, III
Albert W. Knapp, III President and Chief Executive Officer